SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 27, 2002


                               Pierre Foods, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



   North Carolina                     0-7277                  56-0945643
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
   of Incorporation)                File Number)           Identification No.)


9990 Princeton Road, Cincinnati, Ohio                            45246
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (513) 874-8741



                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On March 27, 2002, we received a letter dated as of that date from the Nasdaq Stock Market, Inc. advising us of the delisting of our common stock from the Nasdaq Small Cap Market, effective with the opening of business on April 4, 2002.

         A copy of our press release regarding the delisting is attached to this current report as Exhibit 99.1 and is incorporated by reference into this Item 5.


Item 7.  Exhibits

         99.1     Press release dated April 2, 2002.








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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 2002
                                       PIERRE FOODS, INC.


                                       By:    /s/ Pamela M. Witters
                                           -------------------------------------
                                              Pamela M. Witters
                                              Chief Financial Officer





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